        EXHIBIT 10.1

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 26, 2023 (this “Amendment”), is by and among CENTERPOINT ENERGY, INC., a Texas corporation (the “Borrower”), and each Bank party hereto.
WHEREAS, the Borrower, the Banks, the Issuing Banks and JPMorgan Chase Bank, N.A., as the Administrative Agent, are parties to the Second Amended and Restated Credit Agreement dated as of December 6, 2022 (the “Credit Agreement”); and
WHEREAS, the Borrower has requested an amendment to the Credit Agreement, and the Borrower and the Banks party hereto desire to amend the Credit Agreement to effect such amendment as and upon the terms and subject to the conditions set forth herein (the Credit Agreement, as amended hereby, the “Amended Credit Agreement”).
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment that are defined in the Credit Agreement, shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.3 of the Credit Agreement shall apply to this Amendment.
SECTION 2. Amendment to the Credit Agreement. Effective as of the Amendment Effective Date:
(a)Section 8.1(f) of the Credit Agreement is hereby amended by replacing the following text contained in clause (ii) thereof:
“any default, event or condition shall have occurred and be continuing with respect to any Indebtedness for Borrowed Money, Secured Indebtedness or Junior Subordinated Debt of the Borrower or any Significant Subsidiary (other than Indebtedness of the Borrower under this Agreement), the effect of which default, event or condition is to cause, or to permit the holder thereof to cause”
with the following text:
“any default, event or condition (other than solely as a result of (x) any event or condition that permits holders of any Indebtedness constituting convertible indebtedness of Borrower to convert such Indebtedness or (y) any event or condition resulting from the conversion of any Indebtedness constituting convertible indebtedness of Borrower, in either case, into common stock of Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of Borrower), cash, including in lieu of fractional shares of common stock of Borrower, or a combination thereof) shall have occurred and be continuing with respect to any Indebtedness for Borrowed Money, Secured Indebtedness or Junior Subordinated Debt of the Borrower or any Significant Subsidiary (other than Indebtedness of the Borrower under this Agreement), the effect of which default, event or condition is to cause, or to permit the holder thereof to cause”.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to such parties that, as of the date hereof:
(a)both immediately before and immediately after giving effect to this Amendment, all representations and warranties of the Borrower contained in Section 6.1 of the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that any representation or warranty is qualified by materiality in the text thereof, in which case such representation or warranty is true and correct in all respects), except for those representations or warranties or parts thereof that, by their terms, expressly relate solely to a specific date, in which case such representations and warranties are true and correct in all material respects as of such specific date;
(b)at the time of and immediately after giving effect to this Amendment, no Event of Default exists;
(c)the execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action; and
(d)this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 10.1 of the Credit Agreement):
(a)the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower and the Majority Banks; and
(b)the Administrative Agent shall have received all reasonable out-of-pocket expenses required to be paid by the Borrower to the Administrative Agent pursuant to Section 10.5 of the Credit Agreement for which reasonably detailed invoices have been presented to the Borrower on or before the date that is one Business Day prior to the date hereof.
SECTION 5. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed
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counterpart of a signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
SECTION 8. Effect of Amendment. From and after the effectiveness of this Amendment, each reference to “hereof”, “hereunder”, “herein”, “hereby” and “this Agreement” contained in the Credit Agreement, each reference to “thereof”, “thereunder”, “therein”, “thereby” and “the Credit Agreement” contained in the other Loan Documents, and each other similar reference contained in the Credit Agreement and the other Loan Documents, shall refer to the Amended Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent or the Banks under the Credit Agreement or under any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION 9. Entire Agreement. This Amendment and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Banks with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Bank relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CENTERPOINT ENERGY, INC., as the Borrower

By:	/s/ Jacqueline M. Richert
Name:	Jacqueline M. Richert
Title:	Vice President, Investor Relations and Treasurer

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Bank

By:	/s/ Nancy R. Barwig
Name:	Nancy R. Barwig
Title:	Executive Director

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

MIZUHO BANK, LTD., as a Bank

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Authorized Signatory

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Patrick Engel
Name:	Patrick Engel
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Dee Dee Farkas
Name:	Dee Dee Farkas
Title:	Managing Director

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

BARCLAYS BANK PLC, as a Bank

By:	/s/ Warren Veech III
Name:	Warren Veech III
Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

CITIBANK, N.A., as a Bank

By:	/s/ Richard Rivera
Name:	Richard Rivera
Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

MUFG BANK, LTD., as a Bank

By:	/s/ Ricky Vargas
Name:	Ricky Vargas
Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

ROYAL BANK OF CANADA, as a Bank

By:	/s/ Frank Lambrinos
Name:	Frank Lambrinos
Title:	Authorized Signatory

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

BNP PARIBAS, as a Bank
By:	/s/ Denis O’Meara
Name:	Denis O’Meara
Title:	Managing Director

By:	/s/ Victor Padilla
Name:	Victor Padilla
Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

CREDIT SUISSE AG, NEW YORK BRANCH, as a Bank

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Michael Dieffenbacher
Name:	Michael Dieffenbacher
Title:	Authorized Signatory

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

GOLDMAN SACHS BANK USA, as a Bank

By:	/s/ Keshia Leday
Name:	Keshia Leday
Title:	Authorized Signatory

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Bank

By:	/s/ Taylor Tripucka
Name:	Taylor Tripucka
Title:	Authorized Signatory

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Joseph Rein
Name:	Joseph Rein
Title:	Assistant Vice President

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

TD BANK, N.A., as a Bank

By:	/s/ Steve Levi
Name:	Steve Levi
Title:	Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Bank

By:	/s/ David Dewar
Name:	David Dewar
Title:	Director

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

TRUIST BANK, as a Bank

By:	/s/ Catherine Strickland
Name:	Catherine Strickland
Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:	/s/ James O’Shaughnessy
Name:	James O’Shaughnessy
Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

COMERICA BANK, as a Bank

By:	/s/ John Smithson
Name:	John Smithson
Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

THE BANK OF NEW YORK MELLON, as a Bank

By:	/s/ Tak Cheng
Name:	Tak Cheng
Title:	Vice President

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]

THE NORTHERN TRUST COMPANY, as a Bank

By:	/s/ Keith L. Burson
Name:	Keith L. Burson
Title:	Senior Vice President

[Signature Page to First Amendment to Second Amended and Restated CNP Credit Agreement]